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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report:  October 21, 1996
                       (Date of earliest event reported)


                        FIRSTPLUS INVESTMENT CORPORATION
             (Exact name of Registrant as specified in its charter)



          Nevada                     33-65373                 75-2596063
(State of Incorporation)       (Commission File No.)        (I.R.S. Employer
                                                             Identification No.)



        3773 Howard Hughes Parkway
                Suite 300N
            Las Vegas, Nevada                                  89109
 (Address of Principal executive offices)                   (Zip Code)


       Registrant's Telephone Number, Including Area Code: (702) 892-3772





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Item 5.  Other Events.

         Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 33-65373) filed with the Securities and Exchange Commission (the "Commission") on December 22, 1996, as amended by Amendment No. 1 thereto filed with the Commission on April 23, 1996, as further amended by Amendment No. 2 thereto filed with the Commission on May 10, 1996 and as further amended by Amendment No. 3 thereto filed with the Commission on May 22, 1996 (collectively, the "Registration Statement"), pursuant to which the Registrant registered $1,000,000,000 aggregate principal amount of its asset-backed certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended (the "Act"). Reference is also hereby made to the Prospectus dated June 14, 1996 and the related Prospectus Supplement, dated June 14, 1996 (collectively, the "Prospectus"), which were previously filed with the Commission pursuant to Rule 424(b)(5), with respect to the Registrant's FIRSTPLUS Asset-Backed Certificates, Series 1996-2, consisting of the following Classes of Certificates (collectively, the "Certificates"): (i) Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-6 Certificates, Class A-7 Certificates, and Class A-8 Certificates, (collectively, the "Offered Certificates"), (ii) Class B Certificates, and (iii) Class R Certificates. Only the Offered Certificates were offered by the Prospectus.

         The Certificates represent the entire undivided interest in the Trust created pursuant to the Pooling and Servicing Agreement dated as of June 1, 1996 (the "Pooling and Servicing Agreement") between the FIRSTPLUS INVESTMENT CORPORATION, as depositor, FIRSTPLUS FINANCIAL, INC., as Transferor and Servicer, and First Trust of California, National Association, as trustee (the "Trustee").

         The Registrant is filing this Current Report on Form 8-K for the purpose of filing the Servicer's Monthly Statement (as such term is defined in the Pooling and Servicing Agreement) for the month of October 1996.


Item 7.  Financial Statements and Exhibits.

     (c) Exhibits

         Exhibit No.      Description
         -----------      -----------
            99.1          Servicer's Monthly Statement (October 1996)





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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



                               FIRSTPLUS INVESTMENT CORPORATION



October 23, 1996               By:  /s/ CHRISTOPHER J. GRAMLICH
                                  ----------------------------------------------
                                  Christopher J. Gramlich, Senior Vice President







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                               INDEX TO EXHIBITS

       EXHIBIT
       NUMBER                                   DESCRIPTION
       -------                                  -----------

        99.1                   Servicer's Monthly Statement (October 1996)